Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

12. Related Party Transactions

Galena and Advirna, co-founded by RXi’s former Senior Vice President and Chief Scientific Officer, were parties to an option agreement whereby Galena paid $5,000 in 2008 for consideration to be granted the exclusive worldwide rights to license certain technology and $75,000 for the initial maintenance in 2009 under a Patent and Technology Assignment Agreement with Advirna entered into in September 2009. As part of the transactions contemplated by the contribution and securities purchase agreements, on September 24, 2011, RXi entered into an agreement with Advirna pursuant to which Advirna assigned to RXi its existing patent and technology rights related to sd-rxRNA technology in exchange for RXi’s agreement to pay Advirna an annual maintenance fee and other consideration upon the achievement of certain milestones (see also Note 11).

On February 26, 2007, Galena entered into Scientific Advisory Board Agreements (the “SAB Agreements”), with four of its founders. At the time of the execution of the SAB Agreements, each of the founders were beneficial owners of more than five percent of Galena’s outstanding stock. Pursuant to the SAB Agreements, on May 23, 2007, Galena granted to each of the founders a stock option under the 2007 Plan to purchase 52,832 shares of its common stock. In addition, under the SAB Agreements, Galena will grant each of the founders a stock option under the 2007 Plan to purchase 52,832 shares of its common stock on February 26, 2008, June 5, 2009 and June 4, 2010 with a per share exercise price equal to the closing price of such stock on the public market on the date of grant unless a founder terminates a SAB Agreement without good reason (as defined) or Galena terminates a SAB Agreement with cause (as defined therein) in which case no further option grants will be made to the founder.

All options granted pursuant to the SAB Agreements are fully vested on the date of grant and have a term of ten years. The fair value of stock options granted during 2010 under the SAB Agreement for each founder is approximately $142,000 which was estimated using the Black-Scholes option-pricing model as more fully discussed above under significant accounting policies and the stock based compensation footnote. Included in the Company’s financial statements for the year ended December 31, 2010 is approximately $566,000 of expense related to the granting of these stock options. No options under the SAB agreements were issued during the year ended December 31, 2011.

Additionally, pursuant to a letter agreement between Galena and each founder dated as of April 30, 2007, the “SAB Letters”, in further consideration of the services to be rendered by the founders under the SAB Agreements, Galena granted additional stock options on May 23, 2007 under the 2007 Plan to each of the founders to purchase 26,416 shares of its common stock. Unless a founder terminates a SAB Agreement without good reason (as defined) or the Company terminates a SAB Agreement with cause (as defined therein), the options granted pursuant to the SAB Letters will fully vest from and after April 29, 2012 and will have a term of ten years from the date of grant. At December 31, 2011 and 2010, the fair market value of stock options under the SAB Agreement for each founder is approximately $5,000 and $52,400, respectively, which was estimated using the Black-Scholes option-pricing model as more fully discussed above under the summary of significant accounting policies and the stock based compensation footnote. Included in the Company’s financial statements for the years ended December 31, 2011 and 2010 is approximately $159,000 and $60,000 of income, respectively, related to these stock options.